                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 2, 2004

                        SkillSoft Public Limited Company
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               (Exact name of registrant as specified in charter)




  Republic of Ireland                      0-25674                  None
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 (State or other juris-                  (Commission            (IRS Employer
diction of incorporation                File Number)         Identification No.)


       107 Northeastern Boulevard
          Nashua, New Hampshire                                     03062
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(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (603) 324-3000

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          (Former name or former address, if changed since last report)

ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On April 2, 2004, SkillSoft Public Limited Company issued a press release regarding its financial results for the fiscal quarter and year ended January 31, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 2, 2004                    SKILLSOFT PUBLIC LIMITED COMPANY

                                        By: /s/ Charles E. Moran
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                                           Charles E. Moran
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                   Description

99.1                          Press release dated April 2, 2004